Exhibit 32.1

CERTIFICATION
Pursuant to Rule 13a-14(a) and Rule 15d-14(a)
Under the Securities Exchange Act of 1934
18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Franklin Lake Resources Inc. ("Company") on Form 10-QSB for the fiscal quarter ended April 30, 2006, as filed with the Securities and Exchange Commission on the date hereof ("Report"), I, Father Gregory Ofiesh, acting in my capacity as the Chief Executive Officer and as the Acting Chief Financial Officer of the
Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date March 12, 2007

/s/ Father Gregory Ofiesh	/s/ Father Gregory Ofiesh
Father Gregory Ofiesh	Father Gregory Ofiesh
President and Chief executive Officer	Acting Chief Financial Officer

10-QSB 073106 d1